Exhibit 99.2

2010 July 21
2010 2nd Quarter
Results
Manpower Inc.

Manpower Inc. 2010 2nd Quarter Results
July 2010

 This presentation includes forward-looking
 statements, including earnings projections
 which are subject to risks and uncertainties.
 Actual results might differ materially from
 those projected in the forward-looking
 statements. Additional information
 concerning factors that could cause actual
 results to materially differ from those in the
 forward-looking statements is contained in
 the Company’s Annual Report on Form 10-K
 dated December 31, 2009, which information
 is incorporated herein by reference, and
 such other factors as may be described from
 time to time in the Company’s SEC filings.
Forward-Looking Statement

Manpower Inc. 2010 2nd Quarter Results
July 2010

315%
90%
 157% CC
21%
24% CC
120 bps
Operating Profit $79M
OP Margin 1.7%
Revenue $4.6B
Gross Margin 17.4%
EPS $.40
90 bps
331% CC
Q1 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Consolidated Financial Highlights
(1) 2009 results include reorganization charges of $13M.
(1)

19%
18%
17%
16%
15%
18.3%
- 1.3%
- 0.2%
+ 0.2%
+ 0.4%
17.4%
2009
Outplacement
Temporary Recruitment
Permanent Recruitment
France Reclassification of Business Tax
2010

Manpower Inc. 2010 2nd Quarter Results
July 2010

Consolidated Gross Margin Change

Manpower Inc. 2010 2nd Quarter Results
July 2010

64% CC
Americas Segment
(22% of Revenue)
Q2 Financial Highlights
67%
OUP Margin
1.8%
210 bps
Revenue
$992M
OUP
$18M
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1) Included in these amounts is the US, which had revenue of $686M (+83%) and OUP of $10M. On an organic basis, US revenue was $504M (+35%) and OUP was $10M.
(2) On an organic basis, Americas revenue increased 36% in USD (33% in CC).
(1)
N/A
N/A
(2)
(2)

US
83%
83%
Mexico
40%
32%
Argentina
24%
30%
Other
45%
31%

Manpower Inc. 2010 2nd Quarter Results
July 2010

Americas - Q2 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
69%
11%
6%
 14%
(1) On an organic basis, US revenue was $504M (+35%).
(1)

Manpower Inc. 2010 2nd Quarter Results
July 2010

France Segment
(27% of Revenue)
Q2 Financial Highlights
OUP Margin
0.8%
Revenue
$1.3B
OUP
$10M
14%
23% CC
40 bps
140%
169% CC

Manpower Inc. 2010 2nd Quarter Results
July 2010

(1) Included in these amounts is Italy, which had revenue of $259M (+12% in USD, 21% in CC) and OUP of
 $14M (+99% in USD, +115% in CC).
(2) 2009 includes reorganization charges of $5.5M.
EMEA Segment
(37% of Revenue)
Q2 Financial Highlights
OUP Margin
2.5%
Revenue
$1.7B
OUP
$43M
14%
18% CC
250 bps
N/A
N/A
(1)
(2)

Italy
12%
21%
Nordics
13%
11%
Elan
-1%
3%
UK - Manpower
11%
16%
Germany
23%
33%
Netherlands
-7%
0%
Belgium
6%
15%
Other
35%
38%

Manpower Inc. 2010 2nd Quarter Results
July 2010

EMEA - Q2 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
15%
14%
14%
11%
10%

5%
 23%
8%

Manpower Inc. 2010 2nd Quarter Results
July 2010

Asia Pacific Segment
(11% of Revenue)
Q2 Financial Highlights
OUP Margin
2.3%
Revenue
$506M
OUP
$12M
25%
15% CC
140 bps
237%
215% CC
(1)
(1)
(1)
(1) 2009 includes reorganization charges of $1.5M.

Manpower Inc. 2010 2nd Quarter Results
July 2010

Asia Pacific - Q2 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
50%
26%
24%

Manpower Inc. 2010 2nd Quarter Results
July 2010

82%
82% CC
Right Management Segment
(2% of Revenue)
Q2 Financial Highlights
OUP Margin
7.9%
Revenue
$99M
OUP
$8M
38%
38% CC
1890 bps

Manpower Inc. 2010 2nd Quarter Results
July 2010

Jefferson Wells Segment
(1% of Revenue)
Q2 Financial Highlights
OUP Margin
- 7.5%
Revenue
$41M
OUP
$(3M)
1370 bps
16%
N/A
(1)
(1) 2009 includes reorganization charges of $5.9M.

Manpower Inc. 2010 2nd Quarter Results
July 2010

Other
(12)

Change in Cash
(462)
233
(21)
Cash Flow Summary - First Half
2010
2009
Cash from Operations
(66)
379
Capital Expenditures
(28)
(17)
 Free Cash Flow
(94)
362
Change in Debt
(259)
(85)
($ in millions)
Effect of Exchange Rate Changes
(92)
(1)
Acquisitions of Businesses,
 net of cash acquired
(22)
(5)

Manpower Inc. 2010 2nd Quarter Results
July 2010

COMSYS Acquisition Summary
Closing date:
April 5, 2010
Consideration:
Cash
$192M
Stock
188M
(3.2M shares @ $58.94  per share)
Debt Retired
47M
$427M
(1)
(1) Represents the closing stock price on April 5, which is higher than the average stock price of $57.98 used to determine the conversion ratio for the tender offer.

1,000
800
600
400
200
0
-200
-400
823
135
915
377
953
79
757
-257
718
-226
648
95
2006
2007
2008
2009
Q1
Q2

30%
20%
10%
0%
25%
26%
28%
23%
22%
20%
2006
2007
2008
2009
Q1
Q2

Manpower Inc. 2010 2nd Quarter Results
July 2010

Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
2010
2010

Manpower Inc. 2010 2nd Quarter Results
July 2010

(b)
(b)
Credit Facilities as of June 30, 2010
($ in millions)
(a)
(a)
This $400M agreement requires, as of June 30, that we comply with a Debt-to-EBITDA ratio of less than 6.00 to 1 and a fixed charge coverage ratio of greater than 1.25 to 1. As defined in the agreement, we had a Debt-to-EBITDA ratio of 2.13 and a fixed charge coverage ratio of 1.84 as of June 30, 2010.
As of June 30, there were $4.0M of standby letters of credit issued under the agreement.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-

- Euro 300M
4.58%
June 2012

-

Revolving Credit Agreement
2.90%
Nov 2012
-

346
Uncommitted lines and Other
Various
Various
37

Total Debt

Manpower Inc. 2010 2nd Quarter Results
July 2010
18
Third Quarter Outlook
Revenue
Americas
Up 60-62%
France
Up 2-4%
(Up 14-16% CC)
Up 18-20%
Asia Pacific
(Up 14-16% CC)
Jefferson Wells
Right Management
 Down 34-36%
(Down 32-34% CC)
 Up 13-15%
(Up 20-22% CC)
Total
Gross Profit Margin
16.8-17.0%
Operating Profit Margin
1.8-2.0%
Tax Rate
52%
EPS
$0.41-$0.51 (Neg. $.04 Currency)
 Down 10-12%
EMEA
(Up 17-19% CC)
Up 8-10%
(Up 56-58% CC)

2010 2nd Quarter
Results
Manpower Inc.